Acquisitions and divestitures	9 Months Ended
Jul. 31, 2019
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Acquisitions and divestitures
22.	Acquisitions and divestitures

Acquisitions

Acquisitions that closed during the prior period

a)	Banco Dominicano del Progreso, Dominican Republic

On March 1, 2019, the Bank completed the previously announced acquisition of 97.44% of Banco Dominicano del Progreso, Dominican Republic after receiving regulatory approvals. The acquired business forms part of the International Banking business segment.

On acquisition, approximately $1.8 billion of assets (mainly loans) and $1.4 billion of liabilities (mainly deposits) were recorded. Subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired including intangibles, and liabilities assumed.

b)	Banco Cencosud, Peru

On March 1, 2019, the Bank completed the acquisition of 51% of the controlling interest of Banco Cencosud, Peru after receiving regulatory approvals. The acquired business forms part of the International Banking business segment.

On acquisition, approximately $0.4 billion of assets (mainly loans) and $0.3 billion of liabilities (mainly deposits) were recorded. Subsequent adjustments during the measurement period will occur as the Bank completes its estimation of fair values of assets acquired including intangibles, and liabilities assumed.

Divestitures

Announced divestiture impacting the current period

Operations in Puerto Rico and the U.S. Virgin Islands

On June 26, 2019, the Bank announced the sale of its operations in Puerto Rico and the U.S. Virgin Islands to Oriental Bank, a subsidiary of OFG Bancorp.

As this transaction has met the accounting requirements of assets held for sale, a loss of $402 million after tax, that primarily represents the carrying value of goodwill relating to this business, has been recorded this quarter in Non-interest income – Other and reported in the Other segment. This transaction is subject to regulatory approvals and closing conditions.

Announced divestiture impacting the prior period

Insurance and banking operations in El Salvador

On February 8, 2019, the Bank announced that it has reached an agreement under which the Bank will sell its banking and insurance operations in El Salvador, including Scotiabank El Salvador, its subsidiaries and Scotia Seguros, subject to regulatory approval and closing conditions.

As this transaction has met the accounting requirements of assets held for sale, a loss of approximately $132 million after tax, that primarily represents the carrying value of goodwill relating to this business, was recorded in the second quarter in Non-interest income – Other and reported in the Other segment. The transaction is expected to close before the end of the fiscal year.

Closed divestiture impacting the prior period

Scotia Crecer AFP and Scotia Seguros – pension and insurance businesses in the Dominican Republic

On April 30, 2019, the Bank completed the sale of Scotia Crecer AFP and Scotia Seguros, its pension and related insurance businesses in the Dominican Republic, upon receiving regulatory approvals and satisfying closing conditions. All assets and liabilities in relation to this business have been derecognized on the date of close and a net gain of approximately $273 million after tax was recorded in the second quarter in Non-interest income – Other and reported in the Other segment.

Divestitures previously announced not yet impacting the Bank’s financial results

a)	Insurance and banking operations in the Caribbean

On November 27, 2018, the Bank announced its subsidiaries in Jamaica and Trinidad & Tobago will sell their insurance operations. The Bank will partner with the buyer to provide an expanded suite of insurance products and services to customers in Jamaica and Trinidad & Tobago.

On November 27, 2018, the Bank also announced it has entered into an agreement with another party to sell its banking operations in nine non-core markets in the Caribbean (Anguilla, Antigua, Dominica, Grenada, Guyana, St. Kitts & Nevis, St. Lucia, St. Maarten, St. Vincent & the Grenadines).

These divestitures are subject to regulatory approvals and closing conditions.

b)	Thanachart Bank, Thailand

On August 8, 2019, the Bank announced that it has signed agreements with ING Groep N.V., Thanachart Bank Public Company Limited (“TBank”) and TMB Bank Public Company Limited (“TMB”) that largely follow the memorandum of understanding announced on February 26, 2019. The carrying value of the Bank’s 49% interest in TBank was $3.45 billion as at July 31, 2019.

Upon closing and pursuant to these agreements, the Bank will sell its interest in TBank in exchange for cash and shares in TMB (and ultimately the new bank resulting from the subsequent merger of TMB and TBank (“the Merged Bank”)). Based on current values, this would result in the Bank owning approximately 6% of the Merged Bank.

The announced transaction is subject to customary closing conditions, including regulatory approvals, and other non-customary closing conditions which are particular to the many parties involved. The transaction is expected to close in Q1 2020.

Upon closing, the Bank will record a gain of approximately $300 million after tax, subject to closing adjustments including fair values and foreign exchange rates prevailing at the date of closing, and the Bank’s common equity Tier 1 (CET1) ratio will increase by approximately 25 basis points.

The Bank will continue to retain 49% interest in two TBank subsidiaries that are not part of these signed agreements.

Direct deposit service

Shareholders may have dividends deposited directly into accounts held at financial institutions which are members of the Canadian Payments Association. To arrange direct deposit service, please write to the transfer agent.

Dividend and Share Purchase Plan

Scotiabank’s dividend reinvestment and share purchase plan allows common and preferred shareholders to purchase additional common shares by reinvesting their cash dividend without incurring brokerage or administrative fees.

As well, eligible shareholders may invest up to $20,000 each fiscal year to purchase additional common shares of the Bank. All administrative costs of the plan are paid by the Bank.

For more information on participation in the plan, please contact the transfer agent.

Dividend dates for 2019

Record and payment dates for common and preferred shares, subject to approval by the Board of Directors.

Record Date	Payment Date
January 2, 2019	January 29, 2019
April 2, 2019	April 26, 2019
July 2, 2019	July 29, 2019
October 1, 2019	October 29, 2019